EXHIBIT 10.4
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                       INITIAL SETTLEMENT TRUST AGREEMENT








                                      AMONG


                                 CHATTEM, INC.,


                                   AS SETTLOR
                                       AND
                                  AMSOUTH BANK,


                                   AS TRUSTEE



                              DATED APRIL 12, 2004
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                       INITIAL SETTLEMENT TRUST AGREEMENT


     This INITIAL SETTLEMENT TRUST AGREEMENT, dated as of the 12th day of April, 2004, (this "Trust Agreement") is entered into by and among Chattem, Inc., a Tennessee corporation (the "Settlor"), and AmSouth Bank, a bank organized and existing under the laws of the State of Alabama, (the "Trustee") to establish the Initial Settlement Trust (the "Trust") to hold, administer and distribute certain assets, as follows:

                                    RECITALS

             WHEREAS, simultaneously herewith, the Settlor has executed and delivered that certain Class Action Settlement Agreement (the "Settlement Agreement") whereby the Settlor has agreed to provide for certain payments to be made to a final settlement trust in consideration of the compromise, settlement, and release of claims of the class members in that certain class action litigation in Federal District Court captioned In Re Phenylpropanlamine (PPA) Products Liability Litigation (MDL No. 1407)(the "Class Action Litigation"); and

             WHEREAS, the parties intend this Trust Agreement to be submitted to the United States District Court for the Western District of Washington (the "Court") for approval and to remain subject to the continuing jurisdiction of the Court and that the Court will issue an order necessary to a effectuate the Settlement Agreement; and

     WHEREAS, the parties hereto intend that this Trust will be a "Qualified Settlement Fund" within the meaning of Section 46813 of the Internal Revenue. Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

             NOW, THEREFORE, it is agreed as follows:

                             ARTICLE 1- DEFINITIONS

SECTION 1.1 GLOSSARY OF TERMS

For purposes of this Trust Agreement, the following terms shall have the meanings set forth in this Article 1. Terms used in the singular shall be deemed to include the plural and vice versa.

(a) "ASSETS" shall mean all personal property conveyed to the Trust.

(b) "BENEFICIARIES" shall have the meaning set forth in section 2.2(a).

(c) "CLASS MEMBERS" shall have the meaning set forth in section 2.2(a).

(d) "INDEMNIFIED PARTIES" shall have the meaning set forth in section 3.5(a).

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(e) "TRIAL COURT APPROVAL" shall mean the granting, by order entered on the docket thereof, of the approval of the Settlement Agreement by the Court.

(f) "TRIAL COURT APPROVAL DATE" shall mean the date upon which the Trial Court Approval occurs.

(g) "TRUST ESTATE" shall mean the assets held by the Trustee under this Agreement, including all additions to the Trust Estate made pursuant to the provisions of this agreement by conveyance, assignment, or other transfer.

                    ARTICLE 2 - DECLARATION OF TRUST SECTION

2.1 CREATION OF TRUST

This Trust is hereby established as the initial Chattem Settlement Trust in anticipation of the creation of the Final Chattem Settlement Trust in accordance with the Trial Court Approval. This Trust shall be deemed subject to the control of the Court and if terminated for any reason by the Court prior to the Trial Court Approval Date, the Trust Assets, less compensation and expenses to the Trustee as otherwise provided herein, shall be distributed in a manner directed by the Corm Upon the Trial Court Approval Date, this Trust shall be amended and continued as the Final Chattem Settlement Trust or the Trust Assets shall be conveyed into the Final Chattem Settlement Trust and t Ws Trust terminated as may be determined by the Court and set forth in the Trial Court Approval.

SECTION 2.2 BENEFICIARIES

(a) The Beneficiaries of the Trust are all Class Members, if any, in the Class Action Litigation (the "Class Members") who may ultimately be determined to be entitled to receive benefits under the Settlement Agreement ("Beneficiaries") pursuant to the Trial Court Approval.

(b) Nothing in this Agreement is intended to acknowledge the claims of the Class Members in the Class Action Litigation or to confer any rights or benefits on any individual Class Member, Neither Settlor nor Trustee shall have any obligation or duty hereunder to any individual Class Member, and no individual Class Member shall have direct right to exercise rights, claims or remedies against the Settlor or the Trustee under this Trust Agreement or the Settlement Agreement.

(c) The Trust Assets, if any, to which a Class Member is entitled shall be determined only if and when the Court enters, and in accordance with, the Trial Court Approval. The Trustee shall have no authority under this Agreement or otherwise to make benefit determinations with respect to, or distribute Trust Assets to, Class Members.

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SECTION 2.3 PURPOSES OF THE TRUST

The sole purpose of the Trust is to receive, hold and invest funds in accordance with, and subject to, the provisions of this Trust Agreement, pending the Trial Court Approval, and to take all such other actions directed by the Court. In addition, the Trustee is authorized to pay out of the Trust Estate all costs related to the Settlement Agreement (including notice costs and the fees of an administrator) as may be directed by the Court. The Trustee hereby consents to the jurisdiction of the Court for all purposes related to the control of the Trust Estate and the performance under or Interpretation of this Trust Agreement. The Trustee shall have no authority or duty to exercise discretion with respect to the performance of obligations under, or the interpretation of, the Settlement Agreement. Any questions of performance or interpretation under the Settlement Agreement shall be determined by the Court.

SECTION 2.4 FUNDING

The Settlor will deliver (or cause to be delivered) to the Trustee the Assts as envisioned by the Settlement Agreement. The Trustee hereby agrees to accept the Assets and to receive, hold, invest, manage, and distribute the Assets in accordance with the Trust Agreement.

SECTION 2.5 ADDITIONS TO THE TRUST ESTATE

The Trustee shall receive, hold, administer and distribute hereunder, as part of the Trust Estate: (i) the Assets delivered to it from time to time by, or at the direction of, the Settlor; (ii) any recoveries with respect to amounts previously expensed by the Trust (such as, without limitation, refunds of taxes or administrative expenses previously paid by the Trust); and (iii) any interest or other earnings on any of the foregoing.

SECTION 2.6 DISTRIBUTION OF THE TRUST ESTATE

Until the Trial Court Approval Date, all amounts in the Trust Estate that are not used to satisfy the obligations of the Trust, including the compensation and expenses of the Trustee, shall, upon termination of the Trust, be distributed in a manner directed by the Court. Upon Trial Court Approval, the Court shall make a determination with respect to the disposition of any amounts remaining in the Trust Estate which determination may include the continuation of the Trust as the Final Chattem Settlement Trust as set forth in the Settlement Agreement upon such terms as may be determined by the Court, the distribution of the Trust Estate to a new trust or fund created for the purpose of serving as the Final Chattem Settlement Trust, or as may otherwise be determined or administered by the Court and set forth in the Trial Court Approval.

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                               ARTICLE 3 - TRUSTEE


SECTION 3.1 QUALIFICATION TO SERVE

The Trustee hereby accepts the nomination and appointment to serve as trustee and agrees to act in accordance with the Terms of this Trust Agreement. The Trustee is, and shall continue to be, a bank organized and doing business under the laws of the United States of America or under the laws of any state thereof, authorized under such laws to exercise corporate trust powers, with a combined capital and surplus of at least $100,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 3.1, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 3. There shall at all times only be a single trustee of the Trust. The Trustee shall act in accordance with the terms of this Trust Agreement and upon the direction of the Court. The Trustee may not assign its rights or obligations hereunder without the prior written consent of the Settlor and the Court, provided, however, that the merger or consolidation, or other assumption of assets and liabilities of, the Trustee with or by another bank otherwise qualifying hereunder with such bank being the legal successor to the Trustee shall not be deemed an assignment and shall not require the consent of the Settlor or the Court.

SECTION 3.2 TERM OF SERVICE

The Trustee shall serve for the duration of the Trust, subject to its resignation or removal as set forth herein.

SECTION 3.3 APPOINTMENT OF SUCCESSOR TRUSTEE

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article 3 shall become effective until the acceptance of appointment by the successor Trustee under Section 3.3(c) below. The Trustee may resign at any time by giving written notice thereof to the Settlor and the Court, and may be removed at any time with the approval of the Court. In addition, if at any time: (i) the Trustee shall fail to comply with the requirements contained in Section 3.1, or (ii) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then the Trustee may be removed by the Court. At any time prior to the Trial Court Approval Date, a successor Trustee may be appointed by the Court if an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition the Court for the appointment of a successor Trustee. A successor Trustee must meet the qualifications set forth in Section 3.1 of this Trust Agreement.

(b) Upon the acceptance of office by any successor Trustee, all rights, titles, duties, powers, and authority of the predecessor Trustee under this Trust Agreement shall be


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vested in and undertaken by the successor Trustee without any further act being required. No successor Trustee shall be liable for any act or omission of its predecessor.

(c) Every successor Trustee appointed hereunder shall execute, acknowledge, and deliver to the Court and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed, or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee; but, on request of the Court or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all of the rights, powers, and trusts of the retiring Trustee, and shall duly assign, transfer, and deliver to each successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Settlor shall execute any and all instruments reasonably necessary for more fully and certainly vesting in and confirming to each such successor Trustee all such rights, powers, and trusts. No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article 3, to the extent operative.

SECTION 3.4 COMPENSATION AND EXPENSES OF TRUSTEE

The Trustee shall be entitled to receive a fee and also shall be reimbursed for any reasonable out-of-pocket expenditures, and ordinary and customary expenses, disbursements, and advancements related to performing its services during the period of the continuation of the Trust as set forth in Annex A. The parties agree that this compensation represents reasonable compensation for services to be rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The fees and expenses of the Trustee shall be paid out of the Trust Estate.

SECTION 3.5 INDEMNIFICATION / LIABILITY OF TRUSTEE

(a) So long as the Trustee (or former Trustee) and its officers, directors, employees and agents (collectively, the "Indemnified Parties" or individually, an "Indemnified Party") act or have acted in accordance with the terms of this Trust Agreement, and/or upon the direction of the Court, the indemnified Parties who were or are a party, or are threatened to be made a party, to any threatened, pending, or completed action, suit or proceeding of any kind, whether civil, administrative, or arbitrative. and whether brought (i) against the Trust, or (iii) with respect to a Trustee, by reason of such Trustee being or having been a Trustee of the Trust, shall be indemnified and held harmless by the Settlor and the Trust from and against all costs, damages, judgments, attorneys' fees (whether such attorneys shall be regularly retained or specifically employed), expenses, obligations, and liabilities of every kind and nature which the Indemnified Party or indemnified parties may insure, sustain, or be required to pay in connection with or arising out of this Trust Agreement, and to pay to the Indemnified Party or Indemnified Parties on demand the amount of all such costs, damages, judgments, attorneys' fees,

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expenses, obligations and liabilities. To secure said indemnification and to satisfy its compensation hereunder, the Trustee is hereby given the right to reimburse itself therefore out of the Trust Estate.

(b) The Trustee shall have no liability or obligation, nor shall any person have a legal or equitable claim, remedy or cause of action for any act or omission by the Trustee with respect to the Trust Estate except for Trustees willful misconduct or gross negligence in breach of the terms of this Trust Agreement. The Trustee's sole responsibility shall be for the receipt, administration, investment, and disbursement of the Trust Estate in accordance with the terms of this Trust Agreement. The Trustee shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. The Trustee may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Trustee shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign. the same and to conform to the provisions of this Trust Agreement. In no event shall the Trustee be liable for incidental, indirect, special, consequential or punitive damages. The Trustee shall not be obligated to take any legal action or commence any proceeding in connection with the Trust Estate, this Trust Agreement or o Settlement Agreement, or to appear in, prosecute or defend any such legal action or proceeding. The Trustee may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel.

                        ARTICLE 4 - POWERS OF THE TRUSTEE
SECTION 4.1 POWERS.

To carry out the purposes of this Agreement, subject to any limitation in this Agreement; the Trustee is vested with the following powers, in addition to those now or hereafter conferred by law or court order acting the Trust Estate:

(a) To continue to hold any Assets other than cash contributed to the Trust, whether or not of the type or quality, nor constituting a diversification, considered proper for trust investments.

(b) To invest and reinvest the principal of the Trust Estate; provided, however, that all investments made by the Trustee shall be in U.S. Government Treasury bills or in other obligations guaranteed by the U.S. Goat, with maturities of no more than six (6) months or shares of a money market mutual fund registered under the Investment Company Act of 1940, as amended, the principal of which is invested solely in U.S. Government or agency obligations and repurchase agreements (including such funds advised, managed or sponsored by the Trustee or any of its affiliates), and shall include no more than $50,000 to be held in a bank checking and/or interest bearing time deposit account.

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(c) To initiate or defend at the expense of the Trust Estate, any litigation relating to the Trust Estate or property of the Trust Estate, and to compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust Estate and to carry such insurance as the Trustee may deem advisable. The Trustee shall have the authority to initiate, defend and participate in, at the expense of the Trust Estate, all proceedings related to or affecting the Trust, the Trustee or Settlor s obligations fonder the Settlement Agreement involving the Trust, and the Trustee shall be a puny in interest entitled to notice of all such proceedings.

(d) To have, respecting securities, all the rights, powers, and privileges of an owner.

(e) To employ any custodian, attorney, accountant or other agent reasonably necessary to assist the Trustee in administration of the Trust Estate, and to rely on the advice given by such person.

SECTION 4.2 NO SEGREGATION PER BENEFICIARY

The Trustee may hold all trust property as a single segregated trust and is under no obligation to separate, or segregate or account for trust property for the benefit of individual Beneficiaries.

SECTION 4.3 RIGHT TO NON-PERFORM IN CASE OF DISPUTE.

In the event of any disagreement between the Settlor and Beneficiaries, or between them and any other person, resulting in adverse claims or demands being made in connection with the assets to be administered hereunder, or in the event that the Trustee, in good faith, be in doubt as to what action it would take hereunder, the Trustee may, at its option, refuse to comply with any claims or demands or it may refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Trustee shall not be or become liable in any way or to any person for its failure or refusal to act, and the Trustee shall be entitled to continue so to refrain from acting until (i) otherwise directed by the Court, or another court of competent jurisdiction, or (ii) there exists an agreement between the Settlor and Beneficiaries, and the Trustee shall have been notified thereof in writing signed by or on behalf of all such persons. The rights of the trustee under this paragraph are in addition to all other rights which it may have by law or otherwise.

                     ARTICLE 5 - ADMINISTRATIVE, PROVISIONS

SECTION 5.1 BOND.

No bond, or other security, shall be required of the Trustee named in this Agreement.

SECTION 5.2 SITUS AND VENUE.

This Trust Estate has been created and accepted by the Trustee in the State of Tennessee and its validity, construction, and interpretation, and all rights created hereunder shall be governed by the laws of the State of Tennessee. Notwithstanding the foregoing, any

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action to enforce, interpret or adjudicate the rights and responsibilities hereunder shall be in the first instance commenced in the Court.

SECTION 5.3 PARTIAL INVALIDITY.

Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of suck provision is essential to this Agreement.

SECTION 5.4 HEADINGS.

The headings of the various Sections of this Agreement have been inserted only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement, or be used in any manner in the interpretation of this Agreement.

SECTION 5.5 INTERPRETATION

Whenever the context so requires, all words used in the singular shall be construed to have been used in the plural (and vice versa), and each gender shall be construed to include the other gender.

SECTION 5.6 TAX MATERS

In addition to all of the Trustee's other obligations tinder this Agreement, the Trustee shall handle all federal and state tax matters related to the Trust. The Trustee shall cause a Federal Employer Identification Number for the Trust to be obtained and shall cause the annual income tax returns to be filed on the basis of a December 31 fscal year end. The Trustee shall take all steps necessary to ensure that any tax obligations imposed upon the Trust are paid. To the extent necessary to satisfy this objective, the Trust is hereby authorized to, among other things, (1) communicate with the Internal Revenue Service and any state agency on behalf of the Trust, (ii) make payment of taxes on half of the Trust (which taxes will be paid out of the Trust assets), and (iii) file all applicable tax returns for the Trust. Ail ordinary and necessary expenses incurred in connection with the preparation of such tax returns shall be paid from the Trust Estate.

SECTION 5.7 REPORTS

The Trustee shall furnish a report to the Settlor and the Court on a monthly basis setting forth the principal of the Trust Estate, any earnings of the Trust Estate and all ordinary and necessary expenses incurred by the Trustee in connection with the management and administration of the Trust Estate.

SECTION 5.8 AMENDMENT

Until the Trial Court Approval Date, any or all of the provisions of this Agreement may be amended at any time and from time to time, in whole or in part, by an instrument in writing executed by the Settlor and approved by the Court. No such amendment shall

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authorize or permit any part of the Trust Estate to be used for or diverted for purposes other than as envisioned by the Settlement Agreement and no such amendment which affects the rights or duties of the Trustee may be made without the Trustees written consent. On and after the Trial Court Approval Date, the Settlor shall not have any right whatsoever to amend, modify, revoke or alter this Agreement, in whole or in part, except by order of the Court.

SECTION 5.9 FINAL TERMINATION

Notwithstanding any provision in this Agreement to the contrary, neither this Trust nor any other trust established in accordance with this Agreement shall continue beyond the date that is twenty-one years after the death of the survivor of all of the Beneficiaries living on the date of this Agreement.

 IN WITNESS WHEREOF, the parties hereto have duly executed this Trust Agreement as OF THE DATE FIRST set forth above.

CHATTEM INC.:

By:                                               DATE:
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AMSOUTH BANK:

By:                                               DATE:
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                                    ANNEX A
                                    -------

                                SCHEDULE OF FEES



The Trustee shall be paid a fee for all Trustee, Investment Management and Administrative Services equal to 25 basis points (0.25 Of 1.00%) of the market value of the Trust Estate on an annual basis billed monthly in arrears.

The fee is based upon the limited Trustee, Investment Management and Administrative Services envisioned by the Trust Agreement and AmSouth Bank reserves the right to adjust the fee upon a change in-the scope of the duties required under the Trust Agreement.



































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